UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 8, 2013

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)

_________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

    Frontier Communications Corporation held its 2013 Annual Meeting of the Stockholders on May 8, 2013 (the “Meeting”).  The number of shares of common stock present at the Meeting was 807,700,893 or 81.0% of the shares of common stock outstanding on March 12, 2013, the record date for the Meeting.  At the Meeting, the following items were submitted to a vote of stockholders.

(1)        Election of directors.  All nominees were elected pursuant to the following votes:

	Number of Votes*
Director	FOR	WITHHELD
Leroy T. Barnes, Jr.	428,740,324	34,243,169
Peter C.B. Bynoe	422,665,631	40,317,862
Jeri B. Finard	424,083,544	38,899,949
Edward Fraioli	429,303,570	33,679,923
James S. Kahan	425,158,247	37,825,246
Pamela D.A. Reeve	424,378,410	38,605,083
Howard L. Schrott	429,116,003	33,867,490
Larraine D. Segil	423,998,238	38,985,255
Mark Shapiro	427,680,290	35,303,203
Myron A. Wick III	428,741,289	34,242,204
Mary Agnes Wilderotter	415,937,343	47,046,150
__________
*  Does not include 344,717,400 broker non-votes.

(2)           Advisory proposal on executive compensation.  The matter was approved with the following vote:

Number of votes FOR                                                                397,153,918
Number of votes AGAINST                                                       36,836,438
Number of votes ABSTAINING                                                28,993,137
Number of BROKER NON-VOTES                                          344,717,400

(3)           Proposed 2013 Frontier Bonus Plan.  The matter was approved with the following vote:

Number of votes FOR                                                                400,347,675
Number of votes AGAINST                                                       34,212,143
Number of votes ABSTAINING                                                28,423,675
Number of BROKER NON-VOTES                                          344,717,400

(4)           Proposed 2013 Equity Incentive Plan.  The matter was approved with the following vote:

Number of votes FOR                                                                396,976,923
Number of votes AGAINST                                                       37,976,054
Number of votes ABSTAINING                                                28,030,516
Number of BROKER NON-VOTES                                          344,717,400

(5)           Stockholder proposal regarding an independent chairman.  The matter was defeated with the following vote:

Number of votes FOR                                                                183,330,724
Number of votes AGAINST                                                     249,251,379
Number of votes ABSTAINING                                                30,401,390
Number of BROKER NON-VOTES                                          344,717,400

(6)           Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013.  The matter was approved with the following vote:

Number of votes FOR                                                                758,356,967
Number of votes AGAINST                                                       21,878,687
Number of votes ABSTAINING                                                27,465,239

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: May 9, 2013	By:/s/ Susana D'Emic
Susana D'Emic
Senior Vice President and Controller